Exhibit 10.4

Execution Version

AMENDMENT NO. 2 TO ABL CREDIT AGREEMENT

AMENDMENT NO. 2 TO ABL CREDIT AGREEMENT, dated as of July 11, 2018 (this “Amendment”), by and among CALCEUS ACQUISITION, INC., a Delaware corporation, for itself and as agent for the Borrowers (in such capacity, the “Lead Borrower”), the other Borrowers party hereto, CALCEUS MIDCO, INC., a Delaware corporation, the other Guarantors party hereto, the financial institutions party hereto as lenders from (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Lead Borrower, the other Borrowers party hereto, the Administrative Agent, the Collateral Agent and the Lenders have entered into an ABL Credit Agreement, dated as of February 1, 2013 (as amended by Amendment No.1 to ABL Credit Agreement dated as of November 23, 2015, and as otherwise amended, restated, supplemented or modified from time to time prior to the date hereof, the “ABL Credit Agreement”).

B.     The Borrowers have requested that the Administrative Agent and Lenders amend certain provisions of the ABL Credit Agreement.

C.     The Borrowers have requested that, pursuant to Section 10.01 of the ABL Credit Agreement, the Administrative Agent and the Lenders consent to the amendments described herein, and the Administrative Agent and the Lenders are willing to agree to such amendments on the terms and subject to the conditions described herein.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the ABL Credit Agreement as amended hereby (the “Amended ABL Credit Agreement”).

SECTION 2.     Amendments. Effective as of the Amendment No. 2 Effective Date (as defined below), and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the ABL Credit Agreement is hereby amended as follows:

(a)     The definition of “Applicable Rate” in Section 1.1 of the ABL Credit Agreement is hereby amended by deleting the pricing grid contained therein in its entirety and replacing it with following:

“Average Historical Excess Availability	Applicable Rate for Eurocurrency Loans	Applicable Rate for Base Rate Loans

Greater than or equal to 50%	1.25%	0.25%
Less than 50% but greater than or equal to 25%	1.50%	0.50%
Less than 25%	1.75%	0.75%”

(b)    Clauses (c) and (d) of the definition of “Borrowing Base” in Section 1.1 of the ABL Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(c)    the lesser of (i) the book value of Eligible Inventory, multiplied by 80% and (ii) the NOLV of Eligible Inventory, multiplied by 85%; plus

(d)    the lesser of (i) the book value of Eligible In-Transit Inventory, multiplied by 80%, (ii) the NOLV of Eligible In-Transit Inventory, multiplied by 85% and (iii) $20,000,000; plus”

(c)    The definition of “Cash Dominion Period” in Section 1.1 of the ABL Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Cash Dominion Period’ means (a) each period beginning on the date that Excess Availability shall have been less than the greater of (x) $11,500,000, and (y) 10% of the Maximum Credit, in either case, for five (5) consecutive Business Days, and ending on the date Excess Availability shall have been equal to or greater than the greater of (x) $11,500,000 and (y) 10% of the Maximum Credit, in each case, for twenty (20) consecutive calendar days or (b) upon the occurrence of a Specified Event of Default, the period that such Specified Event of Default shall be continuing.”

(d)    Clause (p) of the definition of “Eligible Accounts” in Section 1.1 of the ABL Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(p)    (i) such Account, together with all other Accounts owing by such Account Debtor and its Affiliates (other than (i) Nordstrom, Inc., (ii) DSW Inc., and (iii) Amazon.com Inc. and their respective Affiliates) as of any date of determination, exceeds 15% of all Eligible Accounts (but, in each case, only to the extent of such excess); (ii) with respect to an Account owning by Nordstrom, Inc. or any of its Affiliates, to the extent that such Account, together with all other Accounts owing by Nordstrom, Inc. and its Affiliates as of any date of determination, exceeds 55% of all Eligible Accounts (but only to the extent of such excess); and (iii) with respect to an Account owning by (x) DSW Inc. or (y) Amazon.com Inc., and, in each case, each of the foregoing’s respective Affiliates, to the extent that such Account, together with all other Accounts owing by each such Account Debtor and its Affiliates as of any date of determination, exceeds 30% of all Eligible Accounts (but only to the extent of such excess);”

(e)    The definition of “Eurocurrency Rate” in Section 1.1 of the ABL Credit Agreement is hereby amended by adding the following sentence at the end thereof: “If any such rate referenced in clauses (a) or (b) above is determined to be below zero, then such rate shall be deemed to be zero.”

(f)    The definition of “Initial Maturity Date” in Section 1.1 of the ABL Credit Agreement is hereby amended by deleting the reference to “November 23. 2020” contained therein and replacing it with “July 11, 2023”.

SECTION 3.    Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Administrative Agent, for the account of Lenders, or Administrative Agent, at its option, may charge the loan account of Borrowers maintained by Administrative Agent, an amendment fee in the amount of $287,500, which fee is fully earned and payable as of the Amendment No. 2 Effective Date and shall constitute part of the Obligations.

SECTION 4.    Conditions of Effectiveness. This Amendment, other than this Section 3 which shall become effective on the date hereof, shall become effective as of the first date (such date being referred to as the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been satisfied or waived:

(a)    Execution of Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Loan Parties, (B) the Supermajority Lenders and (C) the Administrative Agent.

(b)    Certificate of Responsible Officer. The Administrative Agent shall have received (i) a certificate substantially in the form of Exhibit J to the ABL Credit Agreement of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 2 Effective Date, (ii) a certificate from a Responsible Officer of the Lead Borrower certifying as to matters set forth in clause (d) below and (iii) if available in the relevant jurisdiction, good standing certificates, certificates of status or extracts from an applicable commercial registry, as applicable and bring down telegrams or facsimiles, for each Loan Party.

(c)    Fees. The Lead Borrower shall have paid (i) all fees and expenses payable to the Administrative Agent and the Lenders that are required to be paid on the Amendment No. 2 Effective Date in accordance with the Amended ABL Credit Agreement and (ii) the amendment fee set forth in Section 3 above.

(d)    Excess Availability. After giving effect to this Amendment, the Borrowers shall have Excess Availability of not less than $11,500,000.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.

SECTION 5.    Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:

(a)    The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the Amendment, are within such Loan Party’s corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than under the Loan Documents), or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party, (y) the Term Facility Documents or (z) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(c)    On the Amendment No. 2 Effective Date, after giving effect to the Amendment the Loan Parties, on a consolidated basis, are Solvent.

(d)    This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(e)    On the Amendment No. 2 Effective Date, no Default or Event of Default shall exist.

(f)    The representations and warranties of the Loan Parties set forth in the Amended ABL Credit Agreement and in each of the other Loan Documents or otherwise made in writing in connection herewith or therewith (including in any Borrowing Base Certificate) are true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality”,

“Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6.    Guarantor Acknowledgment.

The Guarantors hereby: (i) consent to this agreement and to the changes to the ABL Credit Agreement to be effected by this Amendment; (ii) acknowledge that this Amendment does not in any way modify, limit, or release any of their respective obligations under the ABL Credit Agreement; and (iii) acknowledge that their consent to any other modification to any Loan Document will not be required as a result of the consent set forth in this Section 5 having been obtained, except to the extent, if any, required by the specific terms of that Loan Document.

SECTION 7.    Reference to and Effect on the ABL Credit Agreement and the Loan Documents.

(a)    Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the ABL Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the ABL Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(b)    On and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF format or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.    Notices. All communications and notices hereunder shall be given as provided in the Amended ABL Credit Agreement.

SECTION 10.    Severability. To the extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.    Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Section 10.07 of the Amended ABL Credit Agreement.

SECTION 12.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	CALCEUS ACQUISITION, INC.,
a Delaware corporation

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

COLE HAAN LLC, a Delaware limited liability company

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

COLE HAAN COMPANY STORE, LLC a Maine limited liability company

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to ABL Credit Agreement]

GUARANTORS:	CALCEUS ACQUISITION, INC., a Delaware corporation

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

COLE HAAN LLC, a Delaware limited liability company

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

COLE HAAN COMPANY STORE, LLC a Maine limited liability company

	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

CALCEUS MIDCO, INC., a Delaware corporation

	By:	/s/ Jack Boys
	Name:	Jack Boys
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Thomas Grabosky
Name:	Thomas Grabosky
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Grabosky
	Name:	Thomas Grabosky
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to ABL Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ashley Brenner
	Name:	Ashley Brenner
	Title:	Vice President

[Signature Page to Amendment No. 2 to ABL Credit Agreement]